                                                                     EXHIBIT 1.1


                             Underwriting Agreement



                               February ___, 2000


FleetBoston Robertson Stephens Inc.
J. C. Bradford & Co.
First Union Securities, Inc.
SunTrust Equitable Securities Corporation
  As Representatives of the several Underwriters
c/o FleetBoston Robertson Stephens Inc.
555 California Street, Suite 2600
San Francisco, CA  94104


Ladies and Gentlemen:

     Introductory. The InterCept Group, Inc., a Georgia corporation (the "Company"), proposes to issue and sell to the several underwriters named in Schedule A (the "Underwriters") an aggregate of 2,650,000 shares (the "Company
----------
Shares") of its Common Stock, no par value per share (the "Common Shares" or the "Common Stock"). In addition, John W. Collins, James R. Henderson, Donny R. Jackson, Farrell S. Mashburn, Scott R. Meyerhoff, Michael D. Sulpy and Vir A. Nanda (collectively, the "Selling Shareholders"), acting severally and not jointly, propose to sell to the Underwriters an aggregate of 350,000 Common Shares (the "Selling Shareholder Shares"). The 2,650,000 Company Shares and the 350,000 Selling Shareholder Shares are collectively called the "Firm Shares."
In addition, the Company has granted to the Underwriters an option to purchase up to an additional 450,000 shares of its Common Stock (the "Option Shares"), as provided in Section 2. The Firm Shares and, if and to the extent such option is exercised, the Option Shares are collectively called the "Shares." FleetBoston Robertson Stephens Inc., J.C. Bradford & Co., First Union Securities, Inc. and SunTrust Equitable Securities Corporation have agreed to act as representatives of the several Underwriters (in such capacity, the "Representatives") in connection with the offering and sale of the Shares.

     The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-94511), which contains a form of prospectus to be used in connection with the public offering and sale of the Shares (the "Offering"). Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in
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which it was declared effective by the Commission under the Securities Act of
1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), including all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), is called the "Registration Statement." Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "Rule 462(b) Registration Statement," and, from and after the date and time of filing of the Rule 462(b) Registration Statement, the term "Registration Statement" shall include the Rule 462(b) Registration Statement. Such prospectus, in the form first used by the Underwriters to confirm sales of the Shares, is called the "Prospectus." All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"). All references in this Agreement to financial statements and schedules and other information that is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be, and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. Any statements made in the Registration Statement or the Prospectus will be deemed to be modified or superseded for purposes of the Registration Statement or the Prospectus to the extent that a statement contained in the Registration Statement or the Prospectus or in any other subsequently filed document which is also incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus, modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of the Registration Statement or the Prospectus.

     The Company and each of the Selling Shareholders hereby confirm their respective agreements with the Underwriters as follows:

  Section 1.  Representations and Warranties.

  A. Representations and Warranties of the Company. The Company hereby represents, warrants to and agrees with each Underwriter as follows:

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     (a)  Compliance with Registration Requirements.  The Registration
Statement has been declared effective (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement) by the Commission under the Securities Act. The Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company are contemplated or threatened by the Commission.

          Each preliminary prospectus and the Prospectus, when filed, complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was substantially identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became
                                                                   ------
effective (or becomes effective if not yet effective) and at all subsequent times up to the closing of the purchase and sale of the Firm Shares (and, if applicable, the purchase and sale of the Option Shares), complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date and at all subsequent times up to the closing of the purchase and sale of the Firm Shares (and, if applicable, the purchase and sale of the Option Shares), did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representatives expressly for use therein. There are no contracts or other documents required by the Securities Act to be described in the Prospectus or to be filed as exhibits to the Registration Statement that have not been described or filed as required.

     (b) Offering Materials Furnished to Underwriters. The Company has delivered or will deliver to each Representative at least one complete conformed copy of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and preliminary prospectuses and the Prospectus, as amended or supplemented, in such

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February  , 2000


quantities and at such places as the Representatives have reasonably requested for each of the Underwriters.

     (c) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the later of the Second Closing Date (as defined below) and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than a preliminary prospectus, the Prospectus or the Registration Statement, as supplemented or amended.

     (d) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (e) Authorization of the Shares To Be Sold by the Company. The Company Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable.

     (f) Authorization of the Shares To Be Sold by the Selling Shareholders. The Selling Shareholder Shares, when issued by the Company, were validly issued, fully paid and nonassessable.

     (g) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

     (h) No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Prospectus: (i) except as disclosed in or contemplated by the Prospectus, there has been no material adverse change in, or any development that could reasonably be expected to have a material adverse effect on, the condition, financial or otherwise, or the earnings, business or operations, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries (as used herein, the term "subsidiary" includes any corporation, joint venture, limited liability company or partnership in which the Company or any wholly-owned subsidiary of the Company has an ownership interest in excess of 50% and expressly excludes Netzee, Inc. and its predecessors and specifically excludes Netzee, Inc.), considered as one entity (any

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February  , 2000

such change or effect, where the context so requires, is called a "Material Adverse Change" or a "Material Adverse Effect"); (ii) except as disclosed in or contemplated by the Prospectus, the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) except as disclosed in or contemplated by the Prospectus, and except as is not material in amount, there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

     (i) Independent Accountants. Based on representations made to the Company, Arthur Andersen LLP, Hardman, Guess, Fost & Cummings, P.C. and BDO Seidman, LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and any supporting schedules filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent public or certified public accountants as required by the Securities Act and the Exchange Act.

     (j) Preparation of the Financial Statements. The consolidated financial statements and related notes and schedules thereto filed with the Commission as a part of the Registration Statement and included in the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements and any supporting schedules have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto, and except, in the case of interim unaudited financial statements, for normal year-end adjustments and for the absence of footnote disclosure. No other financial statements or supporting schedules are required to be included in the Registration Statement. The historical financial data set forth in the Prospectus under the captions "Summary--Summary Consolidated Financial Data," "Capitalization" and "Selected Consolidated Financial Data" fairly present the information set forth therein on a basis consistent with that of the audited consolidated financial statements contained in the Registration Statement (with respect to audited periods) and on a basis consistent with that of the most recent interim consolidated financial statements filed with the Commission (with respect to unaudited periods).

     (k) Company's Accounting System. The Company and each of its subsidiaries maintain a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific

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February  , 2000



authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) such controls would prevent or detect errors or irregularities in amounts that would be material in relation to the Company's financial statements.

     (l) Subsidiaries of the Company. Except as disclosed in the Prospectus [or as set forth on Schedule 1.K hereto], the Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

     (m) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries (i) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is organized with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and
(ii) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

     (n) Capitalization of the Subsidiaries. All of the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise disclosed in or contemplated by the Prospectus (including the credit facilities described therein), all outstanding shares of capital stock of the subsidiaries are owned by the Company, either directly or through its wholly-owned subsidiaries, free and clear of any security interests, claims, liens or encumbrances.

     (o) No Prohibition on Subsidiaries from Paying Dividends or Making Other Distributions. No subsidiary of the Company is currently prohibited from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus, restrictions under securities laws, and such restrictions as would not have a Material Adverse Effect.

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     (p)  Capitalization and Other Capital Stock Matters.  The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" as of the date presented therein (other than for subsequent issuances, if any, pursuant to employee benefit plans descriptions of which are contained in the Prospectus, upon exercise of outstanding options descriptions of which are contained in the Prospectus or other issuances which are not material in amount). The Common Shares (including the Shares) conform in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding Common Shares have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding Common Shares were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Prospectus. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

     (q) Stock Exchange Listing. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Shares are listed, or have been approved for listing upon notice of issuance, on the Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Shares from the Nasdaq National Market, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, LLC (the "NASD") is contemplating terminating such registration or listing.

     (r) No Consents, Approvals or Authorizations Required. No consent, approval, authorization, filing with or order of any court or governmental agency or regulatory body is required in connection with the transactions contemplated herein, except such as have been obtained or made (including under the Securities Act) and such as may be required (i) under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated here and in the Prospectus, (ii) by the NASD and (iii) by the federal and provincial laws of Canada and any other foreign jurisdiction in which the Shares may be offered or sold.

     (s) Non-Contravention of Existing Instruments Agreements. Neither the issue and sale of the Shares, the consummation of any other of the transactions herein

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February  , 2000



contemplated, nor the fulfillment of the terms hereof, will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or asset of the Company or any of its subsidiaries pursuant to
(i) the charter or by-laws of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except, in the case of clauses (ii) and (iii) above, such violations, breaches or defaults as would not have a material and adverse impact on the Company's ability to consummate the transactions contemplated hereby and as would not have a Material Adverse Effect.

     (t)  No Defaults or Violations.  Neither the Company nor any subsidiary is in violation of or default under: (i) any provision of its charter or by-laws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable; except in each case, for any such violation or
                           ------ -- ---- ----
default which would not, singly or in the aggregate, result in a Material Adverse Change, except as otherwise disclosed in or contemplated by the Prospectus.

     (u) No Actions, Suits or Proceedings. Except as otherwise disclosed in the Prospectus, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the knowledge of the Company, threatened that, if determined adversely to the Company and its subsidiaries, (i) could reasonably be expected to have a material adverse effect on the Company's ability to perform its obligations under this Agreement or to consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to result in a Material Adverse Effect.

     (v) All Necessary Permits, Etc. Except as would not have a Material Adverse Effect, the Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization

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or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

     (w) Title to Properties. Except as disclosed in or contemplated by the Prospectus, the Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(A) (j) above and which are material to the respective businesses (or elsewhere in the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and binding leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

     (x) Tax Law Compliance. The Company and its consolidated subsidiaries have filed all necessary and material federal, state and foreign income tax returns and all material franchise tax returns applicable to its business, or proper extensions therefor, and, if due and payable, have paid all taxes required to be paid by any of them and any related or similar assessment, fine or penalty levied against any of them, except such as may be contested in good faith. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(A)(j) above in respect of all federal, state and foreign income and franchise taxes for all periods reflected in such financial statements as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined. The Company has no knowledge of any tax deficiency that has been or might be asserted or threatened against the Company that could result in a Material Adverse Change.

     (y) Intellectual Property Rights. Except as disclosed in or contemplated by the Prospectus: each of the Company and its subsidiaries owns or possesses adequate rights to use all patents, patent rights or licenses, inventions, collaborative research agreements, trade secrets, know-how, trademarks, service marks, trade names and copyrights that are necessary to conduct its businesses as described in the Registration Statement and Prospectus; the expiration of any patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights would not result in a Material Adverse Change; the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights; and the Company has not received any notice of, and has no knowledge of,

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any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. There is no claim being made against the Company regarding patents, patent rights or licenses, inventions, collaborative research, trade secrets, know-how, trademarks, service marks, trade names or copyrights that is not otherwise disclosed in or contemplated by the Prospectus. The Company and its subsidiaries do not in the conduct of their business as now or proposed to be conducted as described in the Prospectus infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, known to the Company, or any of its subsidiaries which such infringement or conflict is reasonably likely to result in a Material Adverse Effect that is not otherwise disclosed in the Prospectus.

     (z) Year 2000 Preparedness. Except as disclosed in the Prospectus, there are no issues related to the Company's or any of its subsidiaries' preparedness for the Year 2000, February 29, 2000 and other related date data interfaces that (i) are of a character required to be described or referred to in the Registration Statement or Prospectus or any Incorporated Document by the Securities Act or by the Exchange Act which have not been accurately described in the Registration Statement or Prospectus or any Incorporated Document or (ii) might reasonably be expected to result in any Material Adverse Change.

     (aa) No Transfer Taxes or Other Fees. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance and sale by the Company of the Company Shares, except those that have been or will be paid by the Company.

     (bb) Company Not an "Investment Company." The Company (i) is not, (ii) after receipt of payment for the Company Shares will not be, and (iii) does not intend to conduct its business in a manner that would cause it to become, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

     (cc) Insurance. The Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are reasonably deemed adequate and customary for their businesses, including, but not limited to, policies covering material real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes, general liability and directors and officers liability. The Company has no reason to believe that it or any subsidiary will not be able

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February   , 2000

(i) to renew its existing insurance coverage as and when such policies expire or
(ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

     (dd) Labor Matters. To the Company's knowledge, no labor disturbance by the employees of the Company or any of its subsidiaries which could reasonably be expected to have a Material Adverse Effect exists or is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or original equipment manufacturers that might reasonably be expected to result in a Material Adverse Change.

     (ee) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

     (ff) Lock-Up Agreements. Each executive officer and director of the Company, each Selling Shareholder and each beneficial owner of one or more percent of the outstanding Common Stock of the Company has signed an agreement substantially in the form attached hereto as Exhibit A (the "Lock-up
                                             ---------
Agreements"). The Company has provided to counsel for the Underwriters a complete and accurate list of all securityholders of the Company and the number and type of securities held by each securityholder. The Company has provided to counsel for the Underwriters true, accurate and complete copies of all of the Lock-up Agreements. The Company hereby agrees that it will not release any of its executive officers, directors or other shareholders from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of FleetBoston Robertson Stephens Inc.

     (hh) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment during the past three (3) years to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required by any federal or state securities law to be disclosed in the Prospectus.

     (ii) Environmental Laws. The Company is in compliance with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws"), which are applicable to its business, except where the failure to comply would not result in a Material Adverse Change. The Company has received no notice from any governmental authority or third

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February   , 2000

party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus. The Company will not be required to make future material capital expenditures to comply with Environmental Laws. No property that is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. (S) 9601, et
                                                                         --
seq.), or otherwise designated as a contaminated site under applicable state or
---
local law.

     (jj) ERISA Compliance. The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfounded benefit liabilities" (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or failure to act, that would cause the loss of such qualification.

     (kk) Exchange Act Compliance. The documents incorporated or deemed to be incorporated by reference in the Prospectus (each an "Incorporated Document"), at the time they were or hereafter are filed with the Commission (if filed prior to the termination of the Offering), complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the First Closing Date and the Second Closing Date, as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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FleetBoston Robertson Stephens Inc., et al.
February   , 2000


     (ll)  Exchange Act Reports Filed.   The Company has filed all reports
required to be filed pursuant to the Securities Act and the Exchange Act.

     (mm) Conditions for Use of Form S-3. The Company has satisfied the conditions for the use of Form S-3, as set forth in the general instructions thereto, with respect to the Registration Statement.

     (nn) Immigration. The Company has not violated any applicable laws relating to immigration and has employed only individuals authorized to work in the United States and has never been the subject of any inspection or investigation relating to its compliance with or violation of the Immigration Reform and Control Act of 1986 and all Regulations promulgated thereunder, except where any such violation or investigation would not have (if the outcome was adverse) a Material Adverse Effect.

          Any certificate signed by an executive officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

     B. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, represents and warrants to and agrees with each Underwriter and the Company as follows:

     (a) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (b)  The Custody Agreement and Power of Attorney.  Each of the (i)
Custody Agreement signed by such Selling Shareholder and SunTrust Bank, Atlanta, as custodian (the "Custodian"), relating to the deposit of the Selling Shareholder Shares to be sold by such Selling Shareholder (the "Custody Agreement") and (ii) Power of Attorney of such Selling Shareholder appointing certain individuals named therein as such Selling Shareholder's attorneys-in-fact (each, an "Attorney-in-Fact") to the extent set forth therein relating to the transactions contemplated hereby and by the Prospectus (the "Power of Attorney"), has been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, enforceable

FleetBoston Robertson Stephens Inc., et al.
February   , 2000


in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. Each Selling Shareholder agrees that the Selling Shareholder Shares to be sold by such Selling Shareholder on deposit with the Custodian are subject to the interests of the Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of such Selling Shareholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement, by any act of the Selling Shareholder, by operation of law, by death or incapacity of such Selling Shareholder or by the occurrence of any other event. To the maximum extent permitted under applicable law, if such Selling Shareholder should die or become incapacitated, or if any other event should occur, before the delivery of the Selling Shareholder Shares to be sold by such Selling Shareholder hereunder, the documents evidencing the Selling Shareholder Shares to be sold by such Selling Shareholder then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

     (c) Title to Shares to be Sold. Such Selling Shareholder is the lawful owner of the Selling Shareholder Shares to be sold by such Selling Shareholder hereunder and set forth opposite each Selling Shareholder's name on Schedule B.
                                                                    ----------
Such Selling Shareholder has, and immediately prior to the delivery of the Selling Shareholder Shares to be sold by such Selling Shareholder on the First Closing Date (as defined below) will have, good and valid title to all of the Selling Shareholders Shares, and upon sale and delivery of, and payment for, such Selling Shareholder Shares, as provided herein, convey good and marketable title to such Selling Shareholder Shares will pass to the Underwriters, free and clear of all liens, encumbrances, equities and claims whatsoever.

     (e) No Further Consents, Authorization or Approvals. No consent, approval, authorization or order of any court or governmental agency or body is required for (i) the execution and delivery by such Selling Shareholder of this Agreement or such Selling Shareholder's Custody Agreement and Power of Attorney or (ii) the consummation by such Selling Shareholder of the transactions contemplated herein, except such as may have been obtained under the Securities Act and such as may be required under the federal and provincial securities laws of Canada or any other jurisdiction where the Shares may be offered or sold, or the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters and such other approvals as have been obtained.

FleetBoston Robertson Stephens Inc., et al.
February   , 2000



     (f)  Non-Contravention.  Neither the sale of the Selling Shareholder
Shares being sold by such Selling Shareholder nor the consummation of any other of the transactions herein contemplated by such Selling Shareholder or the fulfillment of the terms hereof by such Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under the terms of any indenture or other agreement or instrument to which such Selling Shareholder is party or bound, any law, judgment, order or decree applicable to such Selling Shareholder or of any court or regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder, except where such conflict, breach, default or violation would not prohibit or challenge the validity of the transactions herein contemplated to be consummated by such Selling Shareholder.

     (g) No Registration or Other Similar Rights. Such Selling Shareholder does not have or hereby waives in connection with the Offering contemplated by this Agreement, any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement./1/

     (h) No Preemptive, Co-sale or other Rights. Such Selling Shareholder does not have, or hereby waives in connection with the Offering contemplated by this Agreement, any preemptive right, co-sale right or right of first refusal or other similar right of such Selling Shareholder to purchase any of the Shares that are to be sold by the Company or any of the other Selling Shareholders to the Underwriters pursuant to this Agreement; and such Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

     (i) Disclosure Made by Such Selling Shareholder in the Prospectus. All information furnished by or on behalf of such Selling Shareholder in writing expressly for use in the Registration Statement and Prospectus is, and on the First Closing Date and the Second Closing Date (as defined below) will be, true, correct, and complete in all material respects, and does not, and on the First Closing Date and the Second Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information (in light of the circumstances in which such statement is made, in the case of the Prospectus) not misleading. Such Selling Shareholder confirms as accurate the number of Common Shares beneficially owned by such Selling Shareholder set forth opposite such Selling Shareholder's name in the Prospectus under the caption "Selling Shareholders" (both prior to and after giving effect to the sale of the Shares).

--------------------
/1/ If there are Regulation Rights, we need to see the agreements.

FleetBoston Robertson Stephens Inc., et al.
February   , 2000


     (j) No Price Stabilization or Manipulation. Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

     (k) Distribution of Offering Materials by the Selling Shareholders. The Selling Shareholders have not distributed and will not distribute, prior to the later of the Second Closing Date (as defined below) and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares by such Selling Shareholder other than a preliminary prospectus, the Prospectus or the Registration Statement.

     (l)  Confirmation of Company Representations and Warranties.  Such
Selling Shareholder has no knowledge that the representations and warranties of the Company contained in Section 1(A) hereof are not true and correct in all material respects, and is not prompted to sell the Selling Shareholder Shares to be sold by such Selling Shareholder by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

     Any certificate signed by any Selling Shareholder or by such Selling Shareholder's Attorney-in-Fact on behalf of such Selling Shareholder and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby.


  Section 2.  Purchase, Sale and Delivery of the Shares.

     (a) The Firm Shares. Upon the basis of the representations, warranties and agreements herein contained and upon the terms but subject to the conditions herein set forth, (i) the Company agrees, severally and not jointly with any Selling Shareholder, to issue and sell to the several Underwriters an aggregate of 2,650,000 Firm Shares and (ii) the Selling Shareholders, severally and not jointly with the Company or any other Selling Shareholder, agree to sell to the several Underwriters an aggregate of 350,000 Firm Shares, each Selling Shareholder selling the number of Firm Shares set forth opposite such Selling Shareholder's name on Schedule B. On the basis of the representations,
                      ----------
warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Shareholders the respective number of Firm Shares set forth opposite their names on Schedule A.
                                                                   ----------
The purchase price per Firm Share to be paid

FleetBoston Robertson Stephens Inc., et al.
February   , 2000

by the several Underwriters to the Company and the Selling Shareholders shall be $___ per share.

     (b) The First Closing Date. Delivery of the Firm Shares to be purchased by the Underwriters and payment therefor shall be made by the Company and the Selling Shareholders and the Representatives at 6:00 a.m. San Francisco time, at the offices of Nelson Mullins Riley & Scarborough, L.L.P. in Atlanta, Georgia (or at such other place as may be agreed upon among the Representatives and the Company), (i) if this Agreement is executed and delivered before 1:30 p.m., San Francisco time, on the third (3rd) full business day following the first day that Firm Shares are traded, (ii) after 1:30 p.m., San Francisco time, on the fourth (4th) full business day following the day that this Agreement is executed and delivered or (iii) at such other time and date not later that seven (7) full business days following the first day that Firm Shares are traded as the Representatives and the Company may determine (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 8 hereof), such time and date of payment and delivery being herein called the "Closing Date;" provided, however, that if the Company has not made available to the Representatives copies of the Prospectus within the time provided in Section 2(g) hereof, the Representatives may, in their sole discretion exercised in compliance with the Securities Act, postpone the Closing Date until no later than two (2) full business days following delivery of copies of the Prospectus to the Representatives.

  (c)  The Option Shares; the Second Closing Date.  In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters, acting severally and not jointly, to purchase up to an aggregate of 450,000 Option Shares from the Company at the purchase price per share to be paid by the Underwriters for the Firm Shares.
The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Shares. The option granted hereunder may be exercised in whole or in part at any time or from time to time upon notice by the Representatives to the Company, which notice may be given at any time within 30 days from the date of this Agreement. The time and date of delivery of the Option Shares, if subsequent to the First Closing Date, is called the "Second Closing Date," shall be determined by the Representatives and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Option Shares are to be purchased, upon delivery of the exercise notice(s) with respect thereto, each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Option Shares to be purchased as the number of Firm Shares set forth on Schedule A opposite the name of such Underwriter bears to the total
             ----------

FleetBoston Robertson Stephens Inc., et al.
February   , 2000

number of Firm Shares. The Representatives may cancel the option (except with respect to Option Shares for which a notice of exercise has been delivered to the Company) at any time prior to its expiration by giving written notice of such cancellation to the Company.

  (d) Public Offering of the Shares. The Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.

     (e)   Payment for the Shares.

     (i) Payment for the Shares to be sold by the Company shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer of immediately available funds to the order of the Company. Payment for the Shares to be sold by the Selling Shareholders shall be made at the First Closing Date by wire transfer of immediately available funds to the order of the Custodian.

     (ii) The Representatives have been authorized, for their own accounts and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Option Shares the Underwriters have agreed to purchase. FleetBoston Robertson Stephens Inc., individually and not as a Representative of the Underwriters, may (but shall not be obligated to) make payment for any Shares to be purchased by any Underwriter, whose funds shall not have been received by the Representatives by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

     (iii) Each Selling Shareholder hereby agrees that (A) it will pay all income tax, capital gains tax, stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Selling Shareholder Shares to be sold by such Selling Shareholder to the several Underwriters, or otherwise in connection with the performance of such Selling Shareholder's obligations hereunder and (B) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to such Selling Shareholder hereunder and to pay such amounts for the account of such Selling Shareholder in accordance with the Custody Agreement.

     (f) Delivery of the Shares. The Company and the Selling Shareholders shall deliver, or cause to be delivered, at the First Closing Date, a credit representing the Firm

FleetBoston Robertson Stephens Inc., et al.
February   , 2000


Shares to an account or accounts at The Depository Trust Company as designated by the Representatives for the accounts of the Representatives and the several Underwriters at least two (2) business days in advance of such First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered, at the First Closing Date or the Second Closing Date, as the case may be, a credit representing the Option Shares to an account or accounts at The Depository Trust Company as designated by the Representatives for the accounts of the Representatives and the several Underwriters at least two (2) business days in advance of such First Closing Date or Second Closing Date, as applicable, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters, the Company and the Selling Shareholders.

     (g) Delivery of Prospectus to the Underwriters. Not later than 12:00 noon on the second business day following the date the Firm Shares are released by the Underwriters for sale to the public, the Company shall deliver, or cause to be delivered, copies of the Prospectus in such quantities (not to exceed the number of Prospectus copies requested by the Underwriters to be printed) and at such places as the Representatives shall request.


     Section 3.  Covenants of the Company and the Selling Shareholders.

     A. Covenants of the Company. The Company further covenants and agrees with each Underwriter as follows:

     (a) Registration Statement Matters. The Company will (i) use its best efforts to cause the Registration Statement (if not effective at the time this Agreement is executed and delivered) to become effective as promptly as possible or, if the procedure in Rule 430A of the Securities Act is followed, to prepare and timely file with the Commission under Rule 424(b) under the Securities Act a Prospectus in substantially the same form as approved by the Representatives, containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Securities Act and (ii) not file any amendment to the Registration Statement or supplement to the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Securities Act. If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall promptly file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under

FleetBoston Robertson Stephens Inc., et al.
February   , 2000

the Securities Act, shall promptly notify the Representatives of the filing of such Rule 462(b) Registration Statement and its effectiveness and shall pay the applicable fees in accordance with Rule 111 under the Securities Act.

     (b) Securities Act Compliance. The Company will advise the Representatives promptly after it receives notice (i) when the Registration Statement or any post-effective amendment thereto shall have become effective,
(ii) of receipt of any comments from the Commission, (iii) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and, if issued, to obtain as soon as possible the withdrawal thereof.

     (c) Blue Sky Compliance. The Company will cooperate with the Representatives and counsel for the Underwriters in their best efforts to qualify the Shares for sale under the securities laws of such jurisdictions (both national and Canadian) as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify or register as a foreign corporation or to execute or file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. In each U.S. and Canadian jurisdiction in which the Shares shall have been registered or qualified as provided above, the Company will, from time to time, prepare and file such statements, reports and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares (not to exceed six months).

     (d) Amendments and Supplements to the Prospectus and Other Securities Act Matters. The Company will comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by federal or state securities laws to be delivered by an Underwriter or dealer in connection with sales of the Shares contemplated by this Agreement any event shall occur as a result of which, in the judgment of the Company or its counsel or in the reasonable opinion of the Representatives or counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is required by the Securities Act to be delivered to a purchaser of the Shares, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with federal or state securities laws in

FleetBoston Robertson Stephens Inc., et al.
February  , 2000


connection with sales of the Shares contemplated by this Agreement, the Company promptly will prepare and file with the Commission, and furnish at its own expense to the Underwriters and to dealers, an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus, as so amended or supplemented, will not.

     (e) Copies of any Amendments and Supplements to the Prospectus. The Company agrees to furnish the Representatives, without charge, during the period beginning on the date hereof and ending on the later of the First Closing Date or such date as, in the written opinion of counsel for the Underwriters, the Prospectus is no longer required by federal or state securities laws to be delivered in connection with sales of the Shares by an Underwriter or dealer (the "Prospectus Delivery Period"), as many copies of the Prospectus and any amendments and supplements thereto as the Representatives may request.

     (f) Insurance. The Company shall obtain directors and officers liability insurance in the minimum amount of $10 million, which shall apply to the offering contemplated hereby.

     (g)  Notice of Subsequent Events.   If at any time during the ninety (90)
day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in the Representatives' opinion the market price of the Company Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from the Representatives advising the Company to the effect set forth above, forthwith prepare, consult with the Representatives concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to the Representatives, responding to or commenting on such rumor, publication or event.

     (h) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Shares sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus. The Company will not invest or otherwise use the proceeds from the sale of the Shares sold by it in such a manner as would require the Company to register as an investment company under the Investment Company Act.

     (i) Transfer Agent. The Company shall continue to maintain, at its expense, a registrar and transfer agent for the Shares.

     (j) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement

FleetBoston Robertson Stephens Inc., et al.
February  , 2000



(which need not be audited) covering the twelve-month period ending March 31, 2001 that satisfies the provisions of Section 11(a) of the Securities Act.

     (k) Periodic Reporting Obligations. During the Prospectus Delivery Period the Company shall file, on a timely basis, with the Commission and the Nasdaq National Market all reports and documents required to be filed under the Exchange Act.

     (l)  Agreement Not to Offer or Sell Additional Securities. The Company
will not, without the prior written consent of FleetBoston Robertson Stephens Inc., for a period of 90 days following the date that the Registration Statement is declared effective (the "Lock-Up Period") offer, sell, contract to sell, or otherwise dispose of or enter into any transaction that is designed to, or could be expected to, result in the disposition during such 90-day period, (whether by actual disposition or effective economic disposition due to cash settlement or otherwise by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly, or announce the offering, of any other Common Shares or any securities convertible into, or exchangeable for, Common Shares; provided,
                                                                 --------
however, that the Company may (i) issue and sell the Shares pursuant to this
-------
Agreement, (ii) issue and sell Common Shares or other securities pursuant to any director or employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the date of the Prospectus or pursuant to options, warrants or other agreements entered into after the date of the Prospectus (so long as no Common Shares issued to executive officers, directors or holders of more than 1% of the total number of outstanding Common Shares pursuant to such options, warrants or other agreements may be transferred in violation of the lock-up agreements to which such person(s) are a party), and the Company shall enter stop transfer instructions with its transfer agent and registrar against the transfer of any such Common Shares and (iii) the Company may issue Common Shares or other securities convertible into, or exercisable or exchangeable for, Common Shares in an amount up to five percent of the issued and outstanding share capital of the Company as consideration for the acquisition by the Company of an entity or all or some of the assets of another entity; provided, however, that (A) any recipient of Common Shares issued pursuant to subsection (ii) who as a result of such issuance becomes a beneficial owner of one percent or more of the outstanding share capital of the Company and (B) all recipients of Common Shares issued pursuant to subsection
(iii) execute and deliver to FleetBoston Robertson Stephens Inc. a Lock-Up Agreement substantially in the form attached hereto as Exhibit A, which term
                                                       ---------
shall be for the remainder of the Lock-Up Period.

     (m) Future Reports to the Representatives. If the closing of the purchase and sale of the Firm Shares occurs, during the period of three years hereafter, the Company will furnish to the Representatives (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the

FleetBoston Robertson Stephens Inc., et al.
February  , 2000


Company as of the close of such fiscal year and statements of income, shareholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants;
(ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock; provided, however, that the Company shall be deemed to have
               --------  -------
satisfied its obligations hereunder if it files the document via EDGAR and such document is available for public inspection via EDGAR.

     (n) Exchange Act Compliance. During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act (including as allowed to be extended pursuant to Form 12b-25 or otherwise under the Exchange Act).

     B. Covenants of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, further covenants and agrees with each Underwriter:

     (a) Agreement Not to Offer or Sell Additional Securities. Such Selling Shareholder will abide by the terms and conditions of the lock-up agreement substantially in the form of Exhibit A hereto (with such changes and
                             ---------
modifications as agreed to by the parties thereto) during the Lock-Up Period.

     (b) Delivery of Form W-9. To deliver to the Custodian prior to the First Closing Date a properly completed and executed United States Treasury Form W-9 as required by the Custody Agreement.

    (c) Notification of Untrue Statements, etc. If, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus has been completed, such Selling Shareholder has knowledge of the occurrence of any event as a result of which the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such Selling Shareholder will promptly notify the Company and the Representatives.

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FleetBoston Robertson Stephens Inc., et al.
February  , 2000


     Section 4. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Shares as provided herein on the First Closing Date and, with respect to the Option Shares, the Second Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1(A) hereof and the Selling Shareholders set forth in Section 1(B) hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Option Shares, as of the Second Closing Date as though then made, to the timely performance by the Company and the Selling Shareholders in all material respects of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

     (a)  Compliance with Registration Requirements; No Stop Order; No Objection
from the NASD.    The Registration Statement shall have become effective; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company, any Selling Shareholder or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus) shall have been complied with to the reasonable satisfaction of Underwriters' counsel; and the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

    (b) Corporate Proceedings. All corporate proceedings of the Company and other legal matters material to the Company's and the Selling Shareholders' ability to perform its and their obligations in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issuance, sale and delivery of the Shares, shall have been reasonably satisfactory to Underwriters' counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section.

    (c) No Material Adverse Change.    Subsequent to the execution and delivery
of this Agreement and prior to the First Closing Date, or the Second Closing Date, as the case may be, there shall not have been any Material Adverse Change from that set forth in the Registration Statement or Prospectus, which, in the Representatives' sole judgment, is material and adverse and that makes it, in the Representatives' sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus.

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FleetBoston Robertson Stephens Inc., et al.
February  , 2000


    (d) Opinion of Counsel for the Company.

     (i) The Representatives shall have received on the First Closing Date or the Second Closing Date, as the case may be, an opinion of Nelson Mullins Riley & Scarborough, L.L.P., counsel for the Company, substantially in the form of Exhibit B attached hereto, dated the First Closing Date or the
             ---------
     Second Closing Date, as the case may be, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters.

     (ii) Counsel rendering the opinion contained in Exhibit B may rely as to
                                                     ---------
     questions of law not involving the laws of the United States or the State of Georgia upon opinions of local counsel, and as to questions of fact upon representations or certificates of officers of the Company, the Selling Shareholders and of government officials, in which case their opinion is to state that they are so relying and that they have no actual knowledge of any material misstatement or inaccuracy in any such opinion, representation or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to the Representatives and to Underwriters' counsel.

   (e) Opinion of Special Regulatory Counsel for the Company. The Representatives shall have received on the First Closing Date or the Second Closing Date, as the case may be, one or more opinions of special regulatory counsel for the Company, substantially in the form of Exhibit C attached hereto,
                                                      ---------
dated the First Closing Date or the Second Closing Date, as the case may be, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters.

        (f) Opinions of Counsel for the Underwriters.   The Representatives
shall have received on the First Closing Date or the Second Closing Date, as the case may be, an opinion of Alston & Bird LLP, counsel to the Underwriters, substantially in the form of Exhibit D attached hereto, dated the First Closing
                             ---------
Date or the Second Closing Date, as the case may be, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters. The Company shall have furnished to such counsel such documents as they may have reasonably requested for the purpose of enabling them to pass upon such matters.

    (g) Accountants' Comfort Letter. The Representatives shall have received on the First Closing Date and on the Second Closing Date, as the case may be, a letter in form and substance satisfactory to the Representatives and containing the information set forth in Exhibit E attached hereto from Arthur Andersen LLP
                             ---------
addressed to the Underwriters, dated the First Closing Date or the Second Closing Date, as the case may be.

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FleetBoston Robertson Stephens Inc., et al.
February  , 2000

    (h) Officers' Certificate. The Representatives shall have received on the First Closing Date and the Second Closing Date, as the case may be, a certificate of the Company, dated the First Closing Date or the Second Closing Date, as the case may be, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and the Representatives shall be satisfied that:

    (i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the First Closing Date or the Second Closing Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the First Closing Date or the Second Closing Date, as the case may be;

    (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, threatened under the Securities Act;

    (iii) When the Registration Statement became effective and at all times subsequent thereto up to the delivery of such officer's certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, and the Incorporated Documents, when such Incorporated Documents became effective or were filed with the Commission, contained all material information required to be included therein by the Securities Act or the Exchange Act, as the case may be, and in all material respects conformed to the requirements of the Securities Act or the Exchange Act, as the case may be; the Registration Statement and the Prospectus, and any amendments or supplements thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

    (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (A) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise, (B) any transaction that is material to the Company and its subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (C) any obligation, direct or contingent, that is material to the Company and its subsidiaries considered as one enterprise, incurred by the Company or its subsidiaries, except obligations incurred in the ordinary course of business, (D) any change in the capital stock or outstanding indebtedness of the Company or any of its

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FleetBoston Robertson Stephens Inc., et al.
February  , 2000


    subsidiaries that is material to the Company and its subsidiaries considered as one enterprise, (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries, or (F) any loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been sustained that has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise.

    (i) Lock-up Agreement from Certain Shareholders of the Company.  The
Company shall have obtained and delivered to you copies of an agreement substantially in the form of Exhibit A attached hereto (with such changes as may
                             ---------
be agreed to by the parties thereto) from each executive officer and director of the Company, each Selling Shareholder and each beneficial owner of one or more percent of the outstanding share capital of the Company.

     (j) Opinion of Counsel for the Selling Shareholders. You shall have received on the First Closing Date the opinion of Nelson Mullins Riley & Scarborough, L.L.P., counsel for the Selling Shareholders, substantially in the form of Exhibit F attached hereto, dated as of the First Closing Date, addressed
        ---------
to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters.

    In rendering such opinion, such counsel may rely as to questions of law not involving the laws of the United States or State of Georgia upon opinions of local counsel and as to questions of fact upon representations or certificates of the Company, Selling Shareholders and of governmental officials, in which case their opinion is to state that they are so relying and that they have no actual knowledge of any material misstatement or inaccuracy of any material misstatement or inaccuracy in any such opinion, representation or certificate so relied upon shall be delivered to the Representatives of the Underwriters and to Underwriters' counsel.

     (k) Selling Shareholders' Certificate. On the First Closing Date, the Representatives shall receive a written certificate executed each Selling Shareholder or his Attorney-in-Fact, dated as of the First Closing Date, to the effect that:

     (i) the representations, warranties and covenants of such Selling Shareholder set forth in Section 1(B) of this Agreement are true and correct with the same force and effect as though expressly made by such Selling Shareholder on and as of the First Closing Date; and

FleetBoston Robertson Stephens Inc., et al.
February  , 2000


     (ii) such Selling Shareholder has complied with all the agreements and satisfied all the conditions to be performed or satisfied by him at or prior to the First Closing Date.

     (l) Selling Shareholders' Documents. The Company and the Selling Shareholders shall have furnished for review by the Representatives copies of the Powers of Attorney and Custody Agreements executed by each of the Selling Shareholders and such further information, certificates and documents as the Representatives may reasonably request.

    (m) Stock Exchange Listing. The Shares shall have been listed or approved for inclusion on the Nasdaq National Market, subject only to official notice of issuance.

    (n) Compliance with Prospectus Delivery Requirements. The Company shall have complied with the provisions of Sections 2(g) and 3(e) hereof with respect to the furnishing of Prospectuses.

    (o) Additional Documents. On or before each of the First Closing Date and the Second Closing Date, as the case may be, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

    If any condition specified in this Section 4 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by written notice to the Company and the Selling Shareholders at any time on or prior to the First Closing Date and, with respect to the Option Shares, at any time prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that
Section 5 (Payment of Expenses), Section 6 (Reimbursement of Underwriters' Expenses), Section 7 (Indemnification and Contribution) and Section 10 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

    Section 5. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Company Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent

FleetBoston Robertson Stephens Inc., et al.
February  , 2000


of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Company Shares to the Underwriters, (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws (not to exceed $5,000 in the aggregate without the Company's written consent) or the provincial securities laws of Canada or any other country (not to exceed $7,500 in the aggregate without the Company's written consent), and, if requested by the Representatives, preparing and printing a "Blue Sky Survey," an "International Blue Sky Survey" or other memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the filing fees incident to, and the fees and expenses of counsel for the Underwriters in connection with, the NASD review and approval of the Underwriters' participation in the offering and distribution of the Common Shares, (viii) the fees and expenses associated with including the Common Shares on the Nasdaq National Market, (ix) all costs and expenses incident to the preparation and undertaking of "road show" preparations to be made to prospective investors, and (x) all other fees, costs and expenses referred to in
Item 14 of Part II of the Registration Statement. Except as provided in this
Section 5, Section 6, and Section 7 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

    The Selling Shareholders further agree with each Underwriter and the Company to pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to (i) fees and expenses of counsel and other advisors for such Selling Shareholders, (ii) fees and expenses of the Custodian and (iii) expenses, underwriting discounts and commissions, and taxes incident to the sale and delivery of the Selling Shareholder Shares to be sold by such Selling Shareholders to the Underwriters hereunder (which taxes, if any, may be deducted by the Custodian under the provisions of Section 2 of this Agreement).

    This Section 5 shall not affect or modify any separate, valid written agreement relating to the allocation of payment or reimbursement of expenses between the Company, on the one hand, and the Selling Shareholders, on the other hand.

FleetBoston Robertson Stephens Inc., et al.
February  , 2000


    Section 6. Reimbursement of Underwriters' Expenses. If this Agreement is terminated by the Representatives pursuant to Section 4, Section 7, Section 9 or
Section 15, or if the sale to the Underwriters of the Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Selling Shareholders to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Shares as contemplated in this Agreement, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges (subject to applicable limits on such amounts as may be set forth elsewhere herein).

    Section 7.  Indemnification and Contribution.

     (a)   Indemnification of the Underwriters.

     (i) The Company agrees to:

              (A) indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based:

                    (1) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or

FleetBoston Robertson Stephens Inc., et al.
February  , 2000

           (2) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

           (3) in whole or in part upon any inaccuracy in the representations and warranties of the Company set forth herein; or

           (4) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; or

           (5) upon any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (1), (2), (3) or
     (4) above, provided that the Company shall not be liable under this clause
     (5) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its bad faith or willful misconduct; and

     (B) reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by FleetBoston Robertson Stephens Inc.) as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action;

provided, however, that the foregoing indemnity agreement shall not apply to any
--------  -------
loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that
                                                         --------  -------
with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person

FleetBoston Robertson Stephens Inc., et al.
February  , 2000




asserting any loss, claim, damage, liability or expense purchased Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Representatives pursuant to Section 2 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 7(a) shall be in addition to any liabilities that the Company may otherwise have.

     (ii) The Selling Shareholders, severally and not jointly, agree to:

          (A) indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company and such Selling Shareholder or his Attorney-in-Fact, which consent shall not be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based:

               (1) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or

               (2) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (1) and (2) of this Section 7(a)(ii) to the

FleetBoston Robertson Stephens Inc., et al.
February  , 2000



               extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or such Underwriter by the Selling Shareholder, directly or through the Selling Shareholder's representatives, specifically for use in the preparation thereof; or

               (3) in whole or in part upon any inaccuracy in the representations and warranties of such Selling Shareholder contained herein; or

               (4) in whole or in part upon any failure of such Selling Shareholder to perform his obligations hereunder or under law; or

               (5) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (1), (2), (3) or (4) above, provided that the Selling Shareholder shall not be liable under this clause (5) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its bad faith or willful misconduct; and

          (B) reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by FleetBoston Robertson Stephens Inc.) as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action;

provided, however, that the foregoing indemnity agreement shall not apply to any
--------  -------
loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company or the Selling Shareholder by the Representatives expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that with respect to any preliminary prospectus, the
--------  -------
foregoing indemnity agreement shall not inure to the benefit of any

FleetBoston Robertson Stephens Inc., et al.
February  , 2000


Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Representatives pursuant to
Section 2 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense; and provided, further, that the liability of each
                                  --------  -------
Selling Shareholder under the foregoing indemnity agreement shall be limited to an amount equal to (i) the number of Shares sold by such Selling Shareholder pursuant to the Prospectus multiplied by (2) the public offering price of the Shares sold by such Selling Shareholder, less the underwriting discount, as set forth on the front cover page of the Prospectus. The indemnity agreement set forth in this Section 7(a) shall be in addition to any liabilities that the Selling Shareholder may otherwise have.

     (b) Indemnification of the Company, its Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Shareholders and each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer, Selling Shareholder or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company or the Selling Shareholders by the Representatives expressly for use therein; and to reimburse the Company, or any such director, officer, Selling Shareholder or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, Selling Shareholder or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage,

FleetBoston Robertson Stephens Inc., et al.
February  , 2000





liability, expense or action. The indemnity agreement set forth in this Section 7(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

     (c) Information Provided by the Underwriters. The Company and each of the Selling Shareholders hereby acknowledge that the only information that the Underwriters have furnished to the Company and the Selling Shareholders expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth (i) the last sentence of the last paragraph on the front cover page of the Prospectus and preliminary prospectus, and (ii) in the table in the first paragraph, the second paragraph and in the paragraphs entitled "Stabilization" and "Regulation M/Passive Market Making" under the caption "Underwriting" in the Prospectus and preliminary prospectus; and the Underwriters confirm that such statements are correct.

     (d) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action referenced in this Section 7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof. The omission, delay or failure so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7 or to the extent it is not prejudiced as a proximate result of such omission, delay or failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the
                                                   --------  -------
defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the

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FleetBoston Robertson Stephens Inc., et al.
February  , 2000





indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (FleetBoston Robertson Stephens Inc. in the case of Section 7(b) and Section 8), representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

     (e) Settlements. The indemnifying party under this Section 7 shall not be liable for any settlement (or costs or expenses associated therewith) of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 7(d) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes (i) an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (f) Contribution. If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under
Section 7(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) as to which such indemnified party is entitled to indemnification hereunder, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders, on the one hand,

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FleetBoston Robertson Stephens Inc., et al.
February  , 2000






and the Underwriters, on the other hand, from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

  The Company, the Selling Shareholders and Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 7(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 7(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, (ii) no Selling Shareholder shall be required to contribute an amount in excess of the maximum amount of his indemnification obligations under Section 7(a) or 7(b) above, and
(iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 7(f) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (h) Timing of Any Payments of Indemnification. Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or

FleetBoston Robertson Stephens Inc., et al.
February  , 2000



contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred, but in all cases, no later than sixty (60) days of invoice to the indemnifying party.

     (i) Survival. The indemnity and contribution agreements contained in this Section 7, and the representation and warranties of the Company set forth in this Agreement, shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, or to the Selling Shareholders, their representatives and successors, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

     (h) Acknowledgements of Parties. The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7, and are fully informed regarding said provisions. They further acknowledge that the provisions of this
Section 7 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Securities Act and the Exchange Act.

     Section 8. Default of One or More of the Several Underwriters. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Common Shares that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Shares to be purchased on such date, the non-defaulting Underwriters shall be obligated, severally, under the same terms and conditions set forth in this Agreement and in the proportions that the number of Firm Shares set forth opposite their respective names on Schedule A bears to the aggregate number of
                                   ----------
Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs exceeds 10% of the aggregate number of Shares to be purchased on such date, and arrangements reasonably satisfactory to the

FleetBoston Robertson Stephens Inc., et al.
February  , 2000





Representatives and the Company for the purchase of such Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4 and Section 7 shall at all times be effective and shall survive such termination and except any action taken under this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement. In any such case, either the Representatives or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

     As used in this Agreement, the term "Underwriter" shall be deemed to include any person substituted for a defaulting Underwriter under this Section 8.


     Section 9. Termination of this Agreement. Prior to the First Closing Date, this Agreement may be terminated by the Representatives by notice given to the Company and the Selling Shareholders if at any time (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the Nasdaq Stock Market, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York, Georgia or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States' or international financial markets, or any substantial change or development involving a prospective change in the United States' or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable or inadvisable to market the Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Representatives there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character and magnitude as in the judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company and its subsidiaries, considered as one enterprise, regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 9 shall be without liability on the part of (a) the Company or the Selling Shareholders to any Underwriter, except that the Company and the Selling Shareholders shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Sections 5 and 6 hereof, (b) any Underwriter to the Company or the Selling Shareholders, or (c) of any party hereto to any

FleetBoston Robertson Stephens Inc., et al.
February  , 2000






other party except that the provisions of Section 7 shall at all times be effective and shall survive such termination.


  Section 10. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its executive officers, of the Selling Shareholders and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, or the Selling Shareholders, as the case may be, and will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement.


  Section 11. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered (including by reputable overnight delivery services) or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:

     FLEETBOSTON ROBERTSON STEPHENS INC.
     555 California Street
     San Francisco, California  94104
     Facsimile:  (415) 676-2696
     Attention:  General Counsel

     With a copy (which shall not constitute notice) to:

     Alston & Bird LLP
     One Atlantic Center
     1201 West Peachtree Street
     Atlanta, Georgia 30309
     Facsimile:  (404) 881-4777
     Attention:  M. Hill Jeffries

FleetBoston Robertson Stephens Inc., et al.
February   , 2000


If to the Company:

     The InterCept Group, Inc.
     3150 Holcomb Bridge Road
     Suite 200
     Norcross, Georgia 30071
     Facsimile:  (770) 242-6803
     Attention:  Chief Financial Officer

     With a copy (which shall not constitute notice) to:

     Nelson Mullins Riley & Scarborough, L.L.P.
     First Union Plaza
     Suite 1400
     999 Peachtree Street, N.E.
     Atlanta, Georgia 30309
     Facsimile:  (404) 817-6050
     Attention:  Susan L. Spencer

If to the Selling Shareholders:

     SunTrust Bank, Atlanta, as Custodian
     58 Edgewood
     Atlanta, Georgia  30302
     Facsimile:  [___]
     Attention: Corporate Trust Department

     With a copy to:

     The InterCept Group, Inc.
     3150 Holcomb Bridge Road
     Suite 200
     Norcross, Georgia 30071
     Facsimile:  (770) 242-6803
     Attention:  Chief Financial Officer

Any party hereto may change the address for receipt of communications by giving written notice to the others. Any notice made or delivered as set forth above shall be deemed delivered (i) three business days after deposit, postage prepaid, in the U.S. mails, (ii) when hand delivered or one business day after deposit, delivery charges paid, with a reputable

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FleetBoston Robertson Stephens Inc., et al.
February   , 2000


overnight delivery service, or (iii) when delivered by facsimile (as provided in the required confirmation of such facsimile).

  Section 12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 9 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 7, and to their respective successors, personal representatives and permitted assigns, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares as such from any of the Underwriters merely by reason of such purchase.

  Section 13. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

  Section 14. Governing Law Provisions.

     (a) Governing Law. This agreement shall be governed by and construed in accordance with the internal laws of the state of New York applicable to agreements made and to be performed in such state.

     (b) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of San Francisco or the courts of the State of California in each case located in the City and County of San Francisco (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding

FleetBoston Robertson Stephens Inc., et al.
February   , 2000


brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System, which currently maintains a San Francisco office at 49 Stevenson Street, San Francisco, California 94105, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of San Francisco.

  Section 15. Failure of One or More of the Selling Shareholders to Sell and Deliver Common Shares. If one or more of the Selling Shareholders shall fail to sell and deliver to the Underwriters an aggregate of more than 150,000 Shares to be sold and delivered by such Selling Shareholders at the First Closing Date pursuant to this Agreement, then the Underwriters may at their option, by written notice from the Representatives to the Company and the Selling Shareholders, either (i) require the Company and/or the non-defaulting Selling Shareholders to sell such number of Common Shares as is equal to the number of Shares that such defaulting Selling Shareholder had agreed to sell to the Underwriters hereunder, or (ii) purchase the shares that the Company and other Selling Shareholders have agreed to sell and deliver in accordance with the terms hereof. If one or more of the Selling Shareholders shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Shareholders pursuant to this Agreement at the First Closing Date, then the Underwriters shall have the right, by written notice from the Representatives to the Company and the Selling Shareholders, to postpone the First Closing Date, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

  Section 16. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

FleetBoston Robertson Stephens Inc., et al.
February   , 2000


  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Custodian the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                       Very truly yours,

                                       THE INTERCEPT GROUP, INC.

                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                       THE SELLING SHAREHOLDERS
                                       (severally and not jointly):


                                       -----------------------------------------
                                       John W. Collins


                                       -----------------------------------------
                                       James R. Henderson


                                       -----------------------------------------
                                       Donny R. Jackson


                                       -----------------------------------------
                                       Farrell S. Mashburn


                                       -----------------------------------------
                                       Scott R. Meyerhoff


                                       -----------------------------------------
                                       Vir A. Nanda



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FleetBoston Robertson Stephens Inc., et al.
February   , 2000



                                       -----------------------------------------
                                       Michael D. Sulpy


                                       By:
                                           -------------------------------------
                                           Attorney-in-fact for the Selling
                                           Shareholders named in Schedule B
                                                                 ----------
                                           hereto


                                       By:
                                           -------------------------------------
                                           Attorney-in-fact for the Selling
                                           Shareholders named in Schedule B
                                                                 ----------
                                           hereto


  The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives as of the date first above written.

FLEETBOSTON ROBERTSON STEPHENS INC.
J.C. BRADFORD & CO.
FIRST UNION SECURITIES, INC.
SUNTRUST EQUITABLE SECURITIES CORPORATION

On their behalf and on behalf of each of the several underwriters named in Schedule A hereto.
----------


By FLEETBOSTON ROBERTSON STEPHENS INC.



By:
    --------------------------------
    Authorized Signatory

                                       45
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FleetBoston Robertson Stephens Inc., et al.
February   , 2000


                                   SCHEDULE A

                                                               Number of
                                                           Firm Common Shares
Underwriters                                                To be Purchased
------------                                               ------------------
FLEETBOSTON ROBERTSON STEPHENS INC........................    [_________]
J. C. BRADFORD & CO.......................................    [_________]
FIRST UNION SECURITIES, INC...............................    [_________]
SUNTRUST EQUITABLE SECURITIES CORPORATION.................    [_________]

   Total..................................................     3,000,000
                                                               =========

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FleetBoston Robertson Stephens Inc., et al.
February   , 2000


                                  SCHEDULE B

                                                               Number of
                                                              Firm Shares
Selling Shareholder                                           to be Sold
-------------------                                           -----------
John W. Collins..............................................   100,000
[address]
James R. Henderson...........................................    45,000
[address]
Donny R. Jackson.............................................    75,000
[address]
Farrell S. Mashburn..........................................    45,000
[address]
Scott R. Meyerhoff...........................................    15,000
[address]
Vir A. Nanda.................................................    25,000
[address]
Michael D. Sulpy.............................................    45,000
[address]
                                                                -------
     Total:..................................................   350,000
                                                                =======

                                       47